                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2006
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                                 WHX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-2394                   13-3768097
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)

   555 Theodore Fremd Avenue, Rye, New York                    10580
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   (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     /_/  Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     /_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     /_/  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

     /_/  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 31, 2006, Handy & Harman ("H&H"), a wholly-owned subsidiary of WHX
Corporation  ("WHX"),  and  certain of H&H's  subsidiaries  amended its Loan and
Security  Agreement  with  Wachovia  Bank,  National  Association  (the  "Credit
Facility") and its Loan and Security Agreement with Steel Partners II, L.P. (the
"Tranche B Term  Loan").  The  Tranche B Term Loan was amended to provide for an additional  loan of $9,000,000 to H&H and its  subsidiaries to be used to make a prepayment on H&H's subordinated promissory note issued to WHX (the "WHX Note"), and related  matters.  The Credit Facility was amended to permit the increase of the  Tranche  Term B Loan and the  prepayment  of the WHX Note in the  principal amount of $9,000,000. Substantially all of the other terms and conditions of the
Credit  Facility  and  Tranche  B Term  Loan  continue  without  amendment.  The foregoing  summary of the  amendments  to the Credit  Facility and the Tranche B
Term Loan do not purport to be  complete  and are  subject to and  qualified  in their  entirety by  reference to the actual text of such  agreements,  copies of
which  are  attached  hereto  as  EXHIBITS  4.1  and  4.2,   respectively,   and
incorporated herein by reference.

     Steel  Partners II, L.P. is the  beneficial  holder of 5,029,793  shares of
WHX's common stock,  representing  approximately 50% of the outstanding  shares.
Warren  G.  Lichtenstein,  Chairman  of the Board of WHX,  is the sole  managing member of the general  partner of Steel  Partners II, L.P. In addition,  Glen M.
Kassan (Director and Chief Executive  Officer of WHX), John Quicke (Director and
Vice  President of WHX) and Jack L. Howard and Josh Schector  (Directors of WHX)
are employees of Steel Partners, Ltd., an affiliate of Steel Partners II, L.P.

     At a meeting of the  Compensation  Committee (the  "Committee") on April 5,
2006 (the "Meeting"),  the Committee approved a salary of $600,000 per annum for
Glen M. Kassan ("Kassan"), the Vice Chairman of the Board of Directors and Chief
Executive Officer of WHX,  effective January 1, 2006. The Committee examined the salaries of executives  serving in similar  capacities for comparable  companies and determined that such a salary was fair and appropriate. Kassan does not have an Employment Agreement with WHX.

     At the Meeting, the Committee approved the terms of an Employment Agreement for Ellen Harmon,  as Vice  President,  General Counsel and Secretary of each of
WHX and H&H. Harmon shall serve in such positions until the first anniversary of the effective date of the Employment  Agreement  which term shall be renewed for successive  one year  intervals,  unless one of the parties  provides  notice of termination no less than thirty days prior to the end of such term.  Harmon will be paid a base salary of $260,000 per annum, a discretionary bonus as determined by the Board of  Directors  or the  Committee  of WHX and shall  receive  25,000 options to purchase WHX common stock. For more  information on Harmon,  see ITEM
5.02.

     At the Meeting, the Committee also ratified and approved an Acknowledgement and Release,  dated  November 10, 2005, by and between  Daniel P. Murphy and H&H
(the "Murphy Release").  Pursuant to the Murphy Release, Murphy agreed to remain an employee  of H&H  through at least March 31, 2006 in exchange  for (i) a cash bonus of $250,000, (ii) an increase in the life insurance levels provided in the
H&H Post-Retirement Life Insurance Program and (iii) 100,000 options to purchase
WHX common stock to be issued.  In addition,  Murphy  provided a release to WHX.
For more information, see the Murphy Release attached hereto as EXHIBIT 10.1.

     At the Meeting, the Committee also ratified and approved an Acknowledgement and Release,  dated  November 14, 2005, by between  Robert K. Hynes and WHX (the
"Hynes  Release").  Pursuant  to the Hynes  Release,  Hynes  agreed to remain an employee of WHX through at least March 31, 2006 in exchange for (i) a cash bonus of $250,000, payable in installments, the last of which vests upon filing of the
WHX 2005 Annual  Report on Form 10-K,  (ii) an  increase  in the life  insurance levels  provided in the H&H  Post-Retirement  Life  Insurance  Program and (iii)
25,000  options to purchase  WHX common stock to be issued.  In addition,  Hynes provided a release to WHX. For more information,  see the Hynes Release attached hereto as EXHIBIT 10.2.

ITEM 5.02.     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     At the Meeting, the Committee approved the terms of an Employment Agreement for Ellen Harmon,  age 51, as Vice  President,  General Counsel and Secretary of
each of WHX and H&H. Prior to Harmon's  employment  with WHX and H&H, Harmon was the Senior Vice  President,  General  Counsel and  Secretary of The Robert Allen
Group,  Inc., an international  designer and distributor of home furnishings and fabrics to the interior design trade, furniture manufacturers,  and the contract and hospitality markets,  from January 2004 through January 2006. Prior to that, she was the Vice President, General Counsel and Secretary of Metallurg, Inc., an
international producer and supplier of high-quality specialty metals, alloys and metallic chemicals utilized in the production of  high-performance  aluminum and titanium alloys, specialty steel, superalloys and certain non-metallic materials
for  various   applications   in  the  aerospace,   power  supply,   automotive,
petrochemical  processing and telecommunications  industries,  from 1999 through
2002. For more information on the terms of Harmon's employment, see ITEM 1.01.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

     (d) EXHIBITS

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     NUMBER                      EXHIBIT
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     4.1       Amendment No. 8 to Loan and Security Agreement by and among Handy
               & Harman,  certain of its affiliates and Wachovia Bank,  National
               Association, a national banking association,  successor by merger to Congress Financial Corporation, dated as of March 31, 2006.
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     4.2       Amendment No. 5 to Loan and Security  Agreement  Amendment by and
               among  Handy  &  Harman,  certain  of its  affiliates  and  Steel
               Partners II, L.P., dated as of March 31, 2006.
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     10.1      Acknowledgement  and Release,  dated  November  10, 2005,  by and between Daniel P. Murphy and H&H.
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     10.2      Acknowledgement  and Release,  dated  November  14, 2005,  by and between Robert K. Hynes and WHX.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHX CORPORATION

Dated: April 6, 2006                      By:    /s/ Robert Hynes
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                                          Name:  Robert Hynes
                                          Title: Chief Financial Officer